Exhibit 10.5.8

A320F

Amendment No. 8

between

AIRBUS INDUSTRIE

and

ATLANTIC AIRCRAFT HOLDING LIMITED

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No. 8

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS G IE (formerly known as AIRBUS INOLJSTRIE G IE)

AI/CC-C No. 337.0091X/02

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AMENDMENT No. 8

This Amendment No. 8 to the A320 Family Purchase Agreement (the “Purchase Agreement”) signed on the 19th day of March 1998 is made as of the 1 day of     2002

BETWEEN

AIRBUS GIE (formerly known as Airbus Industria GIE), havings principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC • CE DEX

FRANCE

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

c/o the Winterbothan Trust Company Limited

Bolam House

King and George Streets

NASSAU

BA HAMAS

(hereinafter referred to as the “Buyer’’) of the other part.

WHEREAS

A -	The Buyer and the Seller have entered into A320 Family Purchase Agreement (the “A320 Family Purchase Agreement” or “Purchase Agreement”) dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No. 1 to No. 32.

B -	The Buyer and the Seller have entered into Amendment No. 1 to the Purchase Agreement dated September 9th 1998 covering the [*]
Firm A319-100 Aircraft (on December 1999 and January 2000).

C -	The Buyer and the Seller have entered into Amendment No. 2 to the Purchase Agreement dated 28th December, 1999 covering:

(i)	The [*] A320-200 Aircraft [*] and the [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

D -	[*]

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Simultaneously, the Buyer and the Seller have signed an Amendment No. 3 to the Purchase Agreement dated December 29th, 1999 covering the modification of certain provisions of the Letter Agreement No. 1 of the Purchase Agreement.

E -	The Buyer and the Seller have entered into Amendment No. 4 to the Purchase Agreement dated 15th February, 2000 covering:

(i)	the [*] A320-200 Aircraft into [*] and its
A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*]
Firm A319-100 Aircraft.

F - The Buyer and the Seller have entered into Amendment No. 5 to the Purchase Agreement dated 06th of April, 2001 covering:

(i)	the [*] A320-200 Aircraft into [*] (Firm No. 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] of [*] A320-200 Aircraft [*] (Firm No 42) [*] Firm A319-100 Aircraft [*] (The [*] A320-200 Aircraft [*] Firm No 43) and [*] A320-200 Aircraft (No 46), and

(iii)	the [*] A320-200 Aircraft ([*] Firm No 44) [*] Firm A319 100 Aircraft (Firm No 32 [*]

G -

The Buyer and the Seller have entered into an Amendment No. 6 to the Purchase Agreement dated 09th of April 2001, covering the rescheduling of certain delivery dates related to the firm Aircraft No. 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*][*] firm Aircraft No. 45 (September 2001) , No. 46 (October 2001) and No. 47 (October 2001) and additionally the firm Aircraft No. 18 [*] an A320-200 Aircraft [*]

H -	[*]

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*[One page has been omitted in accordance with a request for confidential treatment.]

NOW THEREFORE IT IS AGREED AS FOLLOWS:

[ILLEGIBLE]

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1.	SCOPE

The Seller and the Buyer agree, as more particularly described herein, to:

•	Re-schedule the delivery dates in respect of certain [*] Aircraft and [*] for delivery in 2001 and 2002

*[One page has been omitted in accordance with a request for confidential treatment.]

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2	AMENDMENT No. 7

Amendment No 7 of the A320 Family Purchase Agreement is hereby cancelled and terminated in its entirety, and the Aircraft delivery dates shall be as set out in the following paragraph 5.

3	AIRCRAFT DELIVERY DATES RE-SCHEDULING

Sub-Clause 9.1 of the A320 Family Purchase Agreement is hereby modified and replaced by the following (which reflects Aircraft delivery dates only for firm Aircraft remaining to be delivered after the date hereof):

QUOTE

9.1	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for delivery at the Aircraft final assembly line in the following months:

	Delivery Date		Aircraft Type
- Aircraft N 41 (msn 1676)	October	2002	A320-200
- Aircraft N 42 (msn 1730)	November	2002	A320-200
- Aircraft N 22	August	2003	A319-100
- Aircraft N 23	September	2003	A320-200
- Aircraft N 24	October	2003	A320-200
- Aircraft N 25	November	2003	A319-100
- Aircraft N 26	November	2003	A320-200

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- Aircraft N 46	May	2004	A320-200
- Aircraft N 47	June	2004	A320-200
- Aircraft N 12	November	2004	A319-100

- Aircraft N 15	April	2005	A319-100
- Aircraft N 43	May	2005	A320-200
- Aircraft N 16	October	2005	A320-200

- Aircraft N 44	February	2006	A320-200
- Aircraft N 17	April	2006	A320-200
- Aircraft N 18	May	2006	A320-200
- Aircraft N 36	May	2006	A320-200
- Aircraft N 19	October	2006	A320-200
- Air craft N 37	November	2006	A320-200

- Aircraft N 20	April	2007	A320-200
- Aircraft N 21	May	2007	A320-200
- Aircraft N 38	October	2007	A320-200

UNQUOTE

6	*[Nine page has been omitted in accordance with a request for confidential treatment.]

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10	CLAUSE 20.3 OF THE A320 FAMILY PURCHASE AGREEMENT

Sub-Clause 20.3 of the A320 Family Purchase Agreement is hereby entirely deleted, and is hereby replaced by the following:

QUOTE

20.3	Iermjoatjoo for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 8.3 and/or Clause 9.4, or fails to pay the Final Price of the Aircraft when required to do so, the Seller shall have the right to put the Buyer on notice to do so [*]

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

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All costs referred to in sub-Clause 9.4.1 and relating to the period between the delivery date and the date of termination of all or part of this Agreement shall be borne by the Buyer.

UNQUOTE

11	[*] AIRCRAFT

[*]

12	MISCELLANEOUS

It is hereby agreed that all terms and conditions or the Purchase Agreement including its Exhibits and Letter Agreements (and in particular the Letter Agreement No. 1 “[*]”) shall continue in full force and effect except as expressly modified by this Amendment No. 5.

It is acknowledged by the parties that the Seller has entered into this Amendment Nos on the basis that the Buyer shall hereafter perform its obligations under the Purchase Agreement, as amended hereby, and the Seller reserves its rights under the Purchase Agreement in the event of any non-compliance by the Buyer with the terms thereof, as amended hereby.

In case of any inconsistency between this Amendment No. 5 and the Purchase Agreement, or this Amendment No. 5 and the[*], this Amendment No. 5 shall prevail. Except as expressly amended by this Amendment No. 5, the Purchase Agreement as amended to date, and the

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[*] shall remain in full force and effect as amended by this Amendment No. 8.

This Amendment No. 8 together with the Purchase Agreement, its Exhibits and Letter Agreements and amendments to date and the [*] contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No. 8 is executed in two original English counterparts and shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives

This Amendment No. 8 shall be governed by and construed in accordance with the laws of the French Republic.

IN WITNESS WHEREOF this Amendment No. 8 to the A320 Family Purchase Agreement is entered into the day and year first above written.

For and on behalf of	For and on behalf of

ATLANTIC HOLDING LIMITED	AIRBUS GIE

By:

Its:	Its:	[ILLEGIBLE]

Date: [ILLEGIBLE]	Date:	[ILLEGIBLE]

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REDACT THE ENTIRE SCHEDULE BELOW

*[Two page has been omitted in accordance with a request for confidential treatment.]

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